UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2012

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Dr., Suite 400, St. Louis, MO	63141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 23, 2012, the following matters were voted upon and approved by the Company’s shareholders at the Company’s Annual Meeting of Shareholders:

(1)	the election of two directors to serve terms expiring in 2015; and

(2)	the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

The following is a summary of the voting results for each matter presented to the shareholders:

Election of Directors:

			Broker
Director’s Name	Votes For	Votes Withheld	Non-Votes
Donald L. Glass	15,989,845	467,176	3,615,369
Delbert H. Tanner	15,990,346	466,675	3,615,369

Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm for 2012:

Votes For	Votes Against	Votes Abstained
19,745,814	40,584	285,992

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.
(Registrant)
Date: April 25, 2012

/s/ Philip W. Keipp
Philip W. Keipp
Vice President and Chief Financial Officer